UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2007
                                                           ------------

                            DSA Financial Corporation
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                 0-50864                     20-1661802
-----------------------------  ---------------------         -------------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)


118 Walnut Street, Lawrenceburg, Indiana                            47025
----------------------------------------                            -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (812) 537-0840
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events
                ------------

     On May 24, 2007, the Board of Directors of the Registrant approved the deregistration of its common stock from the reporting requirements of the Securities Exchange Act of 1934, as amended, on or as soon as possible following July 29, 2007. The deregistration is subject to confirmation that the Registrant has fewer than 300 stockholders of record at the time of deregistration.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          DSA FINANCIAL CORPORATION



DATE: May 30, 2007                   By:  /s/ Edward L. Fischer
                                          --------------------------------------
                                          Edward L. Fischer
                                          President and Chief Executive Officer